UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2010

eResearchTechnology, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-29100	22-3264604
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Market Street, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 215-972-0420

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 29, 2010, Blitz F10-acht-drei-fünf GmbH & Co. KG (“Purchaser”), an indirect wholly-owned subsidiary of eResearchTechnology, Inc. (“ERT”), entered into a definitive agreement (the “Purchase Agreement”) with CareFusion Germany 234 GmbH (“Seller”), an indirect wholly-owned subsidiary of CareFusion Corporation (“CareFusion”), to acquire all of the stock of Research Services Germany 234 GmbH and thereby acquire the research services division (“CRS”) of CareFusion. The purchase price for the acquisition is $81 million, subject to adjustment based on closing date working capital and certain other balance sheet items, and is payable in cash. The acquisition is expected to close in June 2010 pending satisfaction of customary closing conditions, including the delivery by Seller of audited financial statements for CRS as of December 31, 2008 and 2009 and for the respective periods then ended. The Purchase Agreement, which has an outside closing date of June 30, 2010, contains customary representations, warranties, covenants and indemnification provisions.

The obligations of Seller and Purchaser under the Purchase Agreement have been guaranteed by CareFusion and ERT, respectively, under a Reciprocal Guaranty (the “Guaranty”), and ERT and CareFusion will enter into a Nondisclosure, Noncompetition and Nonsolicitation Agreement (the “Noncompetition Agreement”), as well as supply, transitional services and similar agreements, at the closing.

The foregoing description of and reference to the Purchase Agreement, the Guaranty and the Noncompetition Agreement are qualified in their entirety by reference to the full text of the Purchase Agreement, the Guaranty and the Noncompetition Agreement, which will be filed as exhibits to a future report. The Purchase Agreement, the Guaranty and the Noncompetition Agreement are intended to provide information about their terms. They are not intended to provide any other factual information about ERT, CareFusion, Seller or Purchaser. The representations and warranties contained therein were made as of specific dates, may be subject to important qualifications and limitations, and may have been included therein for the purpose of allocating risk between the parties rather than to establish matters as facts.

ITEM 7.01 REGULATION FD DISCLOSURE.

On April 29, 2010, ERT issued a press release to announce the execution of the agreements described in Item 1.01. A copy of that press release is furnished herewith as Exhibit 99.1.

On April 29, 2010, ERT held a conference call to discuss the acquisition described in Item 1.01 and first quarter results of operations. The prepared remarks of ERT management for the conference call is furnished herewith as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1	Press Release dated April 29, 2010 of eResearchTechnology, Inc.

Exhibit 99.2	The prepared remarks of ERT management for the conference call held on April 29, 2010 by eResearchTechnology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eResearchTechnology, Inc.
(Registrant)

Date: April 30, 2010

By: /s/ Keith D. Schneck
Keith D. Schneck,
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated April 29, 2010 of eResearchTechnology, Inc.

99.2	The prepared remarks of ERT management for the conference call held on April 29, 2010 by eResearchTechnology, Inc.